UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2025

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Westown Parkway, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTBA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 23, 2025, West Bancorporation, Inc. (the "Company") issued a press release announcing its fourth quarter earnings results for the period ended December 31, 2024, and the declaration of a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this item of this Form 8-K, and the related exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 21, 2025, Philip Jason Worth informed West Bancorporation, Inc. (the Company) that he will not stand for re-election to the Company's Board of Directors (the Board) at the Company's 2025 annual meeting of shareholders, scheduled to be held on April 24, 2025. Mr. Worth has been a member of the Board since 2013 and will continue to serve as a member of the Board until the 2025 annual meeting. Mr. Worth's decision not to stand for re-election to the Board was not a result of any disagreement with the Company pertaining to the Company's operations, policies or practices. Mr. Worth also resigned from the Board of Directors of West Bank, the Company's wholly-owned banking subsidiary, with concurrent effect.

Item 7.01 Regulation FD Disclosure.

The Company hereby furnishes the Earnings Presentation attached hereto as Exhibit 99.2.

The information furnished in this item of this Form 8-K, and the related exhibit, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
99.1	Press Release of West Bancorporation, Inc. dated January 23, 2025
99.2	Fourth Quarter 2024 Earnings Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

January 23, 2025	By:	/s/ Jane M. Funk
Name: Jane M. Funk
Title: Executive Vice President, Treasurer and Chief Financial Officer